UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2019 (November 24, 2019)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

None

(Title of class)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 25, 2019, NN, Inc. (the “Company”) announced the Board of Directors (the “Board”) of the Company has appointed Chris Qualters, Executive Vice President of Life Sciences, effective immediately. Mr. Qualters succeeds J. Robert Atkinson, who departed the Company in order to pursue new endeavors. Mr. Qualters previously served as Executive Vice President of the Company’s Power Solutions group. In conjunction therewith, the Board also announced the consolidation of the Executive Vice President roles of Mobile Solutions and Power Solutions under the leadership of John Buchan, the current interim Executive Vice President of Mobile Solutions.

In connection with Mr. Atkinson’s departure, the Company and Mr. Atkinson entered in a separation agreement and release dated November 24, 2019 (the “Separation Agreement”). Mr. Atkinson will receive severance payments equal to $483,000, payable in accordance with the Company’s regular payroll procedures over the 18-month period following his separation date, $12,000, payable in a lump sum, to assist with transition from employment, and a payment equal to his “target” bonus, if any, prorated for the portion of the year during which he was employed, but to the extent he is entitled to said bonus under the Company’s Executive Incentive Compensation Program. Further, 4,840 unvested shares of restricted stock owned by Mr. Atkinson will vest. In consideration of the payments and benefits provided under the Separation Agreement, Mr. Atkinson agreed to certain confidentiality, non-disparagement, non-competition and non-solicitation restrictions, as well as other restrictive covenants, and provided a global release of all claims.

The foregoing description of the terms of the Separation Agreement is only a summary and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On November 25, 2019, the Company issued a press release regarding Mr. Atkinson’s departure. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the press releases, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release, dated as of November 24, 2019, by and between NN, Inc. and J. Robert Atkinson

99.1	Press Release issued by NN, Inc. dated November 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2019

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel